ING Life Insurance and Annuity Company
Variable Annuity Account G

Multi Vest® Plan

Supplement dated February 21, 2005 to the
Contract Prospectus and Statement of Additional Information, each dated May 1, 1997, as supplemented on August 21, 2000, December 14, 2000, December 5, 2001,
August 18, 2004 and February 14, 2005

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information. You should read this Supplement along with the current Contract Prospectus and Statement of Additional Information (SAI).

1.

In connection with the substitution of funds described in the August 18, 2004 supplement to the Contract Prospectus and SAI, the following new investment options will be available under your contract as of the effective date of the substitution. You will receive a separate supplement detailing the substitution.

ING Oppenheimer Global Portfolio (Initial Class) ING Oppenheimer Strategic Income Portfolio (Initial Class)
2.	The following adds information about the new funds to the Fund Expense Table on page 4 of the Contract Prospectus.
Fund Name	Management (Advisory) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Oppenheimer Global Portfolio (Initial Class) (3)	0.60%	0.06%	0.66%	--	0.66%
ING Oppenheimer Strategic Income Portfolio (Initial Class) (4)	0.50%	0.04%	0.54%	--	0.54%
(3) Effective December 1, 2004, the administrative fees included in Other Expenses have been restated to reflect a decrease from 0.60% to 0.06% for ING Oppenheimer Global Portfolio.
(4) The fees and expenses shown are based on estimated expenses for the current fiscal year.
3.	The following adds information about the new funds to the Contract Prospectus.
Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investment Strategies
ING Partners, Inc. -- ING Oppenheimer Global Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: OppenheimerFunds, Inc.

Seeks capital appreciation. Invests mainly in common stocks of companies in the U.S. and foreign countries. Can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

ING Partners, Inc. -- ING Oppenheimer Strategic Income Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: OppenheimerFunds, Inc.

Seeks a high level of current income principally derived from interest on debt securities. Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. Government securities; and lower-grade high-yield securities of U.S. and foreign companies.

X.61897-04	February 2005